UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                      _______________________

                             FORM 8-K
                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                      _______________________


             Date of Report
             (Date of earliest
             event reported):   August 2, 2004


                 Interstate Power and Light Company
     ---------------------------------------------------------
      (Exact name of registrant as specified in its charter)


    Iowa                       0-4117-1                  42-0331370
----------------           -----------------         ------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


                 200 First Street, SE, Cedar Rapids, Iowa 52401
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                          (319) 786-4411
                   -----------------------------
                  (Registrant's telephone number)

Item 5.    Other Events and Regulation FD Disclosure.
------     ------------------------------------------

           On August 2, 2004, Interstate Power and Light Company (the "Company") agreed to sell $25 million aggregate principal amount of its 6.30% senior debentures due 2034 in a public offering through Lehman Brothers Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated. This offering is expected to close on August 5, 2004. The offering is a reopening of the Company's series of 6.30% senior debentures due 2034, $100 million aggregate principal amount of which were sold on May 6, 2004.

           The senior debentures are subject to a Registration Statement on Form S-3 (Registration No. 333-114065) that the Company filed with the Securities and Exchange Commission ("SEC") relating to the public offering, pursuant to Rule 415 of the Securities Act of 1933, as amended, of up to an aggregate of $210 million of securities of the Company. In connection with the Company filing with the SEC a definitive prospectus supplement, dated July 28, 2004, and prospectus, dated April 15, 2004, relating to the public offering of senior debentures described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 7. Financial Statements and Exhibits."


Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibits are being filed herewith:
                 --------

                (1.1) Purchase Agreement, dated August 2, 2004, among Interstate Power and Light Company and Lehman Brothers Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

                (4.1) Officer's Certificate, dated August 2, 2004, reopening the 6.30% Senior Debentures due 2034.

                (5)     Opinion of Foley & Lardner  LLP,  dated August
                        2, 2004.

                (23) Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).




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





                            SIGNATURES
                            ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERSTATE POWER AND LIGHT COMPANY



Date:  August 3, 2004                     By:   /s/ T. Hanson
                                             -------------------------------
                                                Thomas L. Hanson
                                                Vice President and Treasurer



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


                INTERSTATE POWER AND LIGHT COMPANY

            Exhibit Index to Current Report on Form 8-K
                       Dated August 2, 2004


Exhibit
Number
-------

(1.1) Purchase Agreement, dated August 2, 2004, among Interstate Power and Light Company and Lehman Brothers Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

(4.1) Officer's Certificate, dated August 2, 2004, reopening the 6.30% Senior Debentures due 2034.

(5)        Opinion of Foley & Lardner LLP, dated August 2, 2004.

(23)       Consent of Foley & Lardner  LLP  (contained  in Exhibit
           (5) hereto).



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